UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2024

ACTINIUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36374	74-2963609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Ave., 23rd Floor, New York, NY 10017

(Address of Principal Executive Offices)

Registrant’s telephone number: (646) 677-3870

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATNM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Class II Directors

On November 27, 2024, Actinium Pharmaceuticals, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). As previously reported in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 5, 2024 (the “Proxy Statement”), the term of each of the Company’s Class II directors was scheduled to expire at the Annual Meeting, and the Company’s board of directors (the “Board”) nominated each director for re-election at the Annual Meeting.

At the Annual Meeting, each of Sandesh Seth and Jeffrey W. Chell was elected as a Class II director of the Board to serve for a term expiring at the Company’s 2027 annual meeting of stockholders.

Item 5.07 Submission of Matters to a Vote of Security Holders.

A total of 19,724,287 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), were present in person or represented by proxy at the Annual Meeting. As of the close of business on October 29, 2024, the record date for the Annual Meeting, there were 31,195,891 shares of the Company’s Common Stock issued and outstanding, with each share entitled to one vote. The matters described below were submitted to a vote of the holders of the Company’s Common Stock at the Annual Meeting. Each proposal is described in detail in the Company’s Proxy Statement. All proposals were approved by the Company’s stockholders at the Annual Meeting.

(1)	To elect each of Sandesh Seth and Jeffrey W. Chell as a Class II director to serve for a three-year term that expires at the 2027 Annual Meeting of Stockholders, or until his successor is elected and qualified or until his earlier resignation or removal:

Director	For	Withhold	Broker Non-Votes
Sandesh Seth	8,009,178	2,395,536	9,319,573
Jeffrey W. Chell	6,500,964	3,685,528	9,537,795

(2)	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For	Against	Abstain	Broker Non-Votes
18,674,565	819,550	230,172	N/A

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference.

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Actinium Pharmaceuticals, Inc.

Date: November 27, 2024	/s/ Sandesh Seth
	Name:	Sandesh Seth
	Title:	Chairman and Chief Executive Officer

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